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                UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    Form 8-K

                                 Current Report

     Pursuant to Section 13 of 15(d) of the Securities Exchange Act of 1934

      Date of Report (Date of earliest event reported): September 26, 2001


                               Chevron Corporation
                               -------------------
             (Exact name of registrant as specified in its charter)

        Delaware                     1-368-2                    94-0890210
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(State or other jurisdiction   (Commission File Number)   (I.R.S. Employer No.)
    of incorporation )

      575 Market Street, San Francisco, CA             94105
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     (Address of principal executive offices)        (Zip Code)


    Registrant's telephone number, including area code: (415) 894-7700
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                                      NONE
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          (Former name or former address, if changed since last report)


Item 5. Other Events

        On September 26, 2001, Chevron's Board of Directors terminated a $2 billion common stock repurchase program it authorized in December 1997, thereby canceling the unused program acquisition authority of $103 million. Prior to the termination, 23.3 million common shares had been acquired at a cost of $1.897 billion.


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                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Dated: September 28, 2001

                                     CHEVRON CORPORATION

                                By     /s/ S.J. Crowe
                                     -------------------------
                                     S. J. Crowe, Vice President and
                                                  Comptroller
                                    (Principal Accounting Officer and
                                       Duly Authorized Officer)